American Century Quantitative Equity Funds, Inc.

PROSPECTUS SUPPLEMENT

UTILITIES FUND

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Supplement dated October 26, 2007 * Prospectus dated September 28, 2007

The Advisor Class will be closed to new investors as of the close of the New
York Stock Exchange (NYSE) on November 2, 2007. Advisor Class shareholders who have open accounts may make additional investments until the close of the NYSE on November 23, 2007, after which time the Advisor Class will be closed to all investments, except reinvested dividends and capital gains distributions.

On December 3, 2007, Advisor Class shareholders will receive Investor Class shares on a tax-free basis in exchange for their Advisor Class shares. The value of a shareholder's account will not change as a result of the transaction.

Accordingly, all references to the Advisor Class should be deleted from the prospectus.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-SPL-57447 0710